                                                                    EXHIBIT 23.2


                    Consent of Independent Public Accountants



The Board of Directors
Ashworth, Inc.:

We consent to the use of our report incorporated herein by reference.

                                             /s/ KPMG LLP

San Diego, California
December 11, 2000